Exhibit 4.1
EXECUTION VERSION
__________________________________________
ELEVENTH SUPPLEMENTAL INDENTURE
Dated as of September 10, 2014
__________________________________________

between
LOWE’S COMPANIES, INC.
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee
___________________________________________
Supplemental to the Amended and Restated Indenture
Dated as of December 1, 1995
___________________________________________
Creating a Series of Securities designated
Floating Rate Notes due 2019,
Creating a Series of Securities designated
3.125% Notes due 2024
and
Creating a Series of Securities designated
4.250% Notes due 2044

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of September 10, 2014 (this “Eleventh Supplemental Indenture”), between LOWE’S COMPANIES, INC., a corporation duly organized and existing under the laws of the State of North Carolina (the “Company”), having its principal office at 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee” or the “Successor Trustee”), as successor trustee to J.P. Morgan Trust Company, National Association (the “Resigning Trustee”), pursuant to that certain Instrument of Resignation, Appointment and Acceptance, dated as of April 21, 2004 (the “Resignation Instrument”).
W I T N E S S E T H:

WHEREAS, the Company has heretofore executed and delivered to the Resigning Trustee an Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”), as supplemented and amended by this Eleventh Supplemental Indenture (together with the Base Indenture, the “Indenture”), providing for the issuance from time to time of its unsecured unsubordinated debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Base Indenture;
WHEREAS, pursuant to the Resignation Instrument and the applicable provisions of the Base Indenture, the Resigning Trustee assigned, transferred, delivered and confirmed to the Successor Trustee all right, title and interest of the Resigning Trustee under the Indenture, with like effect as if the Successor Trustee was originally named as trustee under the Indenture, and the Company accepted the resignation of the Resigning Trustee as trustee, Paying Agent, Security Registrar, Conversion Agent and Agent under the Indenture and duly appointed the Successor Trustee as trustee, Paying Agent, Security Registrar, Conversion Agent and Agent under the Indenture and confirmed to the Successor Trustee all the rights, powers and trusts of the Resigning Trustee under the Base Indenture;
WHEREAS, it is provided in Section 901 of the Base Indenture that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee may enter into indentures supplemental thereto (1) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding, (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) and (3) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture;
WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate Board

Resolutions and actions of its authorized officers, has duly determined to make, execute and deliver to the Trustee this Eleventh Supplemental Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, three new series of Securities designated as its (i) Floating Rate Notes due 2019 (the “2019 Notes” or the “Floating Rate Notes”) in an aggregate Principal Amount at Maturity of $450,000,000, (ii) 3.125% Notes due 2024 (the “2024 Notes”) in an aggregate Principal Amount at Maturity of $450,000,000 and (iii) 4.250% Notes due 2044 in an aggregate Principal Amount at Maturity of $350,000,000 (the “2044 Notes” and, together with the 2024 Notes, the “Fixed Rate Notes” and together with the 2019 Notes and the 2024 Notes, the “Notes”); and
WHEREAS, all acts and requirements necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions of the Indenture against payment therefor, the valid, binding and legal obligations of the Company and to make this Eleventh Supplemental Indenture a valid and legally binding supplement to the Indenture have been done.
NOW, THEREFORE, in order to establish the form and terms of the series of the 2019 Notes, the series of the 2024 Notes and the series of the 2044 Notes and for and in consideration of the premises and of the covenants contained in the Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:
ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 101.    Definitions. For all purposes of the Base Indenture and this Eleventh Supplemental Indenture relating to the respective series of Notes created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms used in this Eleventh Supplemental Indenture have the meanings assigned to them in this Article. Each capitalized term that is used in this Eleventh Supplemental Indenture but not defined herein shall have the meaning specified in the Base Indenture.
“Business Day” means any day other than a Saturday or a Sunday or a day on which banking institutions or trust companies in New York City are authorized or required by law, regulation or executive order to close. Payments of principal and interest to owners of book-entry interests (as described below) are expected to be made in accordance with the procedures of The Depository Trust Company (“DTC”) and its participants in effect from time to time.
“Calculation Agent” has the meaning set forth in Section 203(a) of this Eleventh Supplemental Indenture.
“Change of Control” means the occurrence of any of the following: (a) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934)(other than the Company or one of its subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than the number of shares; (b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture)(other than the Company or one of its subsidiaries); or (c) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Voting Stock of the Company immediately prior to that transaction or (z) immediately following that transaction no person, is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes of that series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of that series.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (a) was a member of the Company’s Board of Directors on the date the Notes were issued or (b) was nominated for election, elected or appointed to the Board of Directors by or with the approval (given either before or after such member’s election or appointment) of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination, election or appointment.
“Depositary” means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor is appointed and becomes such pursuant to the applicable provisions of the Indenture, and thereafter “Depositary” shall mean or include such successor and any nominee thereof.
“DTC” means The Depository Trust Company.

“Fixed Rate Note Interest Payment Date” has the meaning set forth in Section 203(b) of this Eleventh Supplemental Indenture.
“Floating Rate Note Interest Payment Date” has the meaning set forth in Section 203(a) of this Eleventh Supplemental Indenture.
“Global Note” means a Note issued in global form and deposited with or on behalf of the Depositary, substantially in the form of one or more of the Global Notes attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.
“London Business Day” has the meaning set forth in Section 203(a) of this Eleventh Supplemental Indenture.
“Moody’s” means Moody’s Investors Service, Inc.
“Principal Amount at Maturity” of the Notes means the principal amount at maturity as set forth on the face of each respective Note.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Rating Agencies” means (a) each of Moody’s and S&P and (b) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934) selected by the Company as a replacement Rating Agency for a former Rating Agency.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control and (b) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Reference Treasury Dealer” means (i) a Primary Treasury Dealer (as defined herein) selected by Goldman, Sachs & Co., (ii) a Primary Treasury Dealer selected by U.S. Bancorp Investments, Inc. and (iii) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, and (iv) any other Primary Treasury Dealer selected by the Company.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee or the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Regular Fixed Rate Record Date” has the meaning set forth in 203(b) of this Eleventh Supplemental Indenture.
“Regular Floating Rate Record Date” has the meaning set forth in Section 203(a) of this Eleventh Supplemental Indenture.
“S&P” means Standard & Poor’s Ratings Services, a subsidiary of McGraw Hill Financial, Inc.
“Stated Maturity” has the meaning set forth in Section 202 of this Eleventh Supplemental Indenture.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date.
“Underwriting Agreement” means the Underwriting Agreement, dated September 3, 2014, among the Company and Goldman, Sachs & Co., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.
“Voting Stock” means, with respect to any specified person (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
Section 102.    Section References. Each reference to a particular section set forth in this Eleventh Supplemental Indenture shall, unless the context otherwise requires, refer to this Eleventh Supplemental Indenture. Each reference to a particular section of the Base Indenture shall refer to that particular section of the Base Indenture.

ARTICLE II
THE NOTES
Section 201.    Title and Amount of the Notes. The Company hereby creates the 2019 Notes, the 2024 Notes and the 2044 Notes, each as a separate series of its Securities issued pursuant to the Indenture. The 2019 Notes shall be designated as the “Floating Rate Notes due 2019,” the 2024 Notes shall be designated as the “3.125% Notes due 2024” and the 2044 Notes shall be designated as the “4.250% Notes due 2044.” The aggregate Principal Amount at Maturity of the 2019 Notes that may be authenticated and delivered under this Eleventh Supplemental Indenture is initially limited to $450,000,000, the aggregate Principal Amount at Maturity of the 2024 Notes that may be authenticated and delivered under this Eleventh Supplemental Indenture is initially limited to $450,000,000 and the aggregate Principal Amount at Maturity of the 2044 Notes that may be authenticated and delivered under this Eleventh Supplemental Indenture is initially limited to $350,000,000. Each series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes of such series.
Section 202.    Stated Maturity. The Stated Maturity of the 2019 Notes shall be September 10, 2019, the Stated Maturity of the 2024 Notes shall be September 15, 2024 and the Stated Maturity of the 2044 Notes shall be September 15, 2044.
Section 203.    Interest and Payment.
(a)The Floating Rate shall accrue interest at a variable rate reset each interest period as described below. The Floating Rate Notes shall bear interest from, and including, the date of issuance, payable quarterly in arrears on each March 10, June 10, September 10 and December 10, commencing December 10, 2014 (the “Floating Rate Note Interest Payment Dates”), to the persons in whose names the Floating Rate Notes are registered at the close of business on the 15th calendar day immediately preceding the Floating Rate Note Interest Payment Date (whether or not a Business Day) (the “Regular Floating Rate Record Date”). Interest shall be computed on the basis of the actual number of days elapsed in each interest period and a 360-day year. In the event that any day (other than the maturity date) on which interest is payable on the Floating Rate Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day which is a Business Day and interest shall accrue to, but excluding, the date interest is paid; provided, that if such next succeeding Business Day does not occur in the calendar month of the relevant Floating Rate Note Interest Payment Date, payment shall be made on the Business Day immediately preceding the Floating Rate Note Interest Payment Date.
The Floating Rate Notes shall bear interest for each interest period at a rate determined by the calculation agent appointed by us, which initially shall be the Trustee (or its successor) (the “Calculation Agent”). Interest paid on the Floating Rate Notes for each interest period shall be at a rate equal to the three-month LIBOR as determined on the interest determination date plus 0.420%. The interest determination date for an interest period shall be the second London Business Day preceding the first day of such interest period. The term “London Business Day” means any day on which dealings in U.S. dollars are transacted in the London interbank market.

The interest rate on the Floating Rate Notes shall be reset on the first day of each interest period other than the initial interest period. An interest period is the period commencing on a Floating Rate Note Interest Payment Date (or, in the case of the initial interest period, commencing on the date that the Floating Rate Notes are issued) and ending on the day immediately preceding the next Floating Rate Note Interest Payment Date or the maturity date, as applicable. The initial interest determination date for the initial interest period shall be September 8, 2014.
On any interest determination date, the three-month LIBOR shall be equal to the rate fixed by the ICE Benchmark Administration Limited (“ICE”) for three-month U.S. dollar deposits in the London interbank market (or such other entity assuming the responsibility of ICE in calculating the LIBOR rate in the event that ICE no longer fixes such rate), as such rate appears: (i) on the Reuters Monitor Money Rates Service page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of approximately 11:00 a.m., London time, on such interest determination date.
If the three-month LIBOR does not appear on the pages or other information systems described above, the three-month LIBOR, in respect of such interest determination date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the three-month LIBOR on such interest determination date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the three-month LIBOR on such interest determination date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such interest determination date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Company are not providing quotations in the manner described by this sentence, the three-month LIBOR determined as of such interest determination date shall be the three-month LIBOR in effect prior to such interest determination date.
(b)The 2024 Notes shall bear interest at 3.125% per annum and the 2044 Notes shall bear interest at 4.250% per annum beginning on the date of issuance until the Fixed Rate Notes, respectively, are redeemed, paid or duly provided for. Interest on the Fixed Rate Notes shall be paid semiannually in arrears on each March 15 and September 15 (each, a “Fixed Rate Note Interest Payment Date”), commencing March 15, 2015, to the persons in whose names the Fixed Rate Notes are registered at the close of business on the March 1 immediately preceding each March 15 or the September 1 immediately preceding each September 15 (each a “Regular Fixed Rate Record Date”). In the event that any day (other than the maturity date) on which interest is payable on the Fixed Rate Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day which is a Business Day and interest shall accrue to, but excluding, the date interest is paid.
(c)Payments of interest on the Notes shall include interest accrued to, but excluding, the respective Floating Rate Note Interest Payment Dates and the Fixed Rate Note Interest Payment Dates. Interest payments for the Fixed Rate Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Payments of principal and interest to owners of book-entry interests shall be made to holders of the Notes on the respective Regular Floating Rate Record Dates and Regular Fixed Rate Record Dates in accordance with the procedures of DTC and its participants in effect from time to time. All payments of principal and interest shall be made by the Company in immediately available funds except as set forth in the applicable Note.
Section 204.    Optional Redemption.
(a)The Floating Rate Notes may not be redeemed prior to maturity.
(b)Before the date that is three months (with respect to the 2024 Notes) or six months (with respect to the 2044 Notes) prior to the applicable maturity date for such series of Fixed Rate Notes, the Fixed Rate Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:
(i)    100% of the principal amount of the Fixed Rate Notes to be redeemed; or
(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on such Fixed Rate Notes (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points with respect to the 2024 Notes and 20 basis points with respect to the 2044 Notes;
plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.
(c)On or after the date that is three months (with respect to the 2024 Notes) or six months (with respect to the 2044 Notes) prior to the applicable maturity date for such series of Fixed Rate Notes, the Fixed Rate Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
(d)Notwithstanding the foregoing, installments of interest on the Fixed Rate Notes that are due and payable on Fixed Rate Note Interest Payment Dates falling on or prior to a redemption date will be payable on the Fixed Rate Note Interest Payment Date to the registered holders as of the close of business on the relevant record date.
(e)Notice of any redemption will be transmitted at least 30 days but not more than 60 days before the Redemption Date set forth in such notice to each registered holder of the 2024 Notes and/or the 2044 Notes, as the case may be, to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the applicable Redemption Date, interest will cease to accrue on the Fixed Rate Notes or portions thereof called for redemption. If less than all of the Fixed Rate Notes of a series are to be redeemed, the Fixed Rate Notes of that series to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate and in accordance with the procedures of DTC.
Section 205.    Change of Control Offer to Purchase.
(a)If a Change of Control Triggering Event occurs, holders of Notes may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes to the date of purchase (unless a notice of redemption has been mailed within 30 days after such Change of Control Triggering Event stating that all of the Notes will be redeemed as described in this Section 205). The Company will be required to transmit to holders of the Notes a notice describing the transaction or transactions constituting the Change of Control Triggering Event and offering to repurchase the Notes. The notice must be transmitted within 30 days after any Change of Control Triggering Event, and the repurchase must occur no earlier than 30 days and no later than 60 days after the date the notice is mailed.
(b)On the date specified for repurchase of the Notes, the Company will, to the extent lawful:
(i)    accept for payment all properly tendered Notes or portions of Notes;
(ii)    deposit with the paying agent the required payment for all properly tendered Notes or portions of Notes; and
(iii)     deliver to the Trustee the repurchased Notes, accompanied by an Officers’ Certificate stating, among other things, the aggregate principal amount of repurchased Notes.
(c)The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that these requirements conflict with the provisions requiring repurchase of the Notes, the Company will comply with such requirements instead of the repurchase provisions and will not be considered to have breached its obligations with respect to repurchasing the Notes. Additionally, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of the Notes), including Events of Default arising with respect to other issues of debt securities, the Company will not be required to repurchase the Notes notwithstanding these repurchase provisions.
(d)The Company will not be required to comply with the obligations of this Section 205 if a third party instead satisfies them.
Section 206.    Forms; Denominations. The Notes shall be Registered Securities and shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. The certificates for the Notes shall be in substantially the forms attached hereto as Exhibit A-1 with respect to the 2019 Notes, Exhibit A-2 with respect to the 2024 Notes and Exhibit A-3 with respect to the 2044 Notes.
(a)Global Notes. (i) Notes shall be issued initially in the form of one or more Global Notes in definitive fully registered book-entry form without interest coupons, deposited on behalf of the purchasers of the Notes represented thereby with The Bank of New York Mellon Trust Company, N.A., at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate Principal Amount at Maturity of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.
(ii)    Book-Entry Provisions. The Company will execute and the Trustee will, in accordance with this Section 206(a)(ii) and Section 303 of the Base Indenture, authenticate and deliver initially one or more Global Notes that (x) shall be registered in the name of the Depositary, (y) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (z) shall bear legends substantially to the following effect:
“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 207.    Applicability of Reports by the Company. For purposes of this Eleventh Supplemental Indenture, to the extent information, documents or reports are required to be filed with the Commission and delivered to the Trustee or the Holders, the availability of such information, documents or reports on the Commission’s Electronic Data Gathering Analysis and Retrieval system or its Interactive Data Electronic Applications system or the Company’s website will be deemed to have satisfied such delivery requirements to the Trustee or the Holders, as applicable.

Section 208.    Applicability of Sinking Funds. The provisions of Article Twelve of the Base Indenture shall not apply to the Notes.
Section 209.    Applicability of Repayment of Securities at Option of Holders. The provisions of Article Thirteen of the Base Indenture shall not apply to the Notes.
Section 210.    Applicability of Conversion of Securities. The provisions of Article Fourteen of the Base Indenture shall not apply to the Notes.
ARTICLE III
MISCELLANEOUS PROVISIONS
Section 301.    Concerning the Indenture. Except as expressly amended hereby, the Base Indenture shall continue in full force and effect in accordance with the provisions thereof and the Base Indenture is in all respects hereby ratified and confirmed. This Eleventh Supplemental Indenture and all its provisions shall be deemed a part of the Base Indenture in the manner and to the extent herein and therein provided.
Section 302.    Severability. If any provision in this Eleventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 303.    Trust Indenture Act. If any provision in this Eleventh Supplemental Indenture limits, qualifies or conflicts with any other provision hereof or of the Base Indenture, which provision is required to be included in the Base Indenture by any of the provisions of the Trust Indenture Act of 1939, as amended, such required provision shall control.
Section 304.    Trustee. The recitals and statements herein are deemed to be those of the Company and not of the Trustee. The Trustee makes no representations as to the validity or sufficiency of this Eleventh Supplemental Indenture.
Section 305.    Governing Law. This Eleventh Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 306.    Multiple Originals. This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 307.    Agreement Concerning Methods of Submitting Instructions or Directions Electronically or by Facsimile. The Trustee agrees to accept and act upon instructions or directions pursuant to this Eleventh Supplemental Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding that such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.
Section 308.    Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ELEVENTH SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.
Section 309.    Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 310.    Consequential Damages. In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Eleventh Supplemental Indenture to be duly executed.

LOWE'S COMPANIES, INC.

By:	/s/ Tiffany L. Mason
	Name:	Tiffany L. Mason
	Title:	Vice President, Finance and Treasurer

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

EXHIBIT A-1
FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
LOWE’S COMPANIES, INC.
Floating Rate Notes due September 10, 2019
GLOBAL SECURITY

No.	CUSIP No. 548661 DB0
$
Original Principal Amount
Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $ on September 10, 2019, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 10, 2014, or from the most recent Floating Rate Note Interest Payment Date on which interest has been paid or duly provided for, quarterly in arrears on March 10, June 10, September 10 and December 10 in each year, commencing December 10, 2014, at a variable rate reset each interest period as described below.
This Note shall bear interest from, and including, the date of issuance, payable quarterly in arrears on each Floating Rate Note Interest Payment Date, to the person in whose name this Note is registered at the close of business on the 15th calendar day immediately preceding the Floating Rate Note Interest Payment Date (whether or not a Business Day) (the “Regular Floating Rate Record Date”). Interest shall be computed on the basis of the actual number of

A-1-1

days elapsed in each interest period and a 360-day year. In the event that any day (other than the maturity date) on which interest is payable on this Note is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day which is a Business Day and interest shall accrue to, but excluding, the date interest is paid; provided, that if such next succeeding Business Day does not occur in the calendar month of the relevant Floating Rate Note Interest Payment Date, payment shall be made on the Business Day immediately preceding the Floating Rate Note Interest Payment Date.
This Note shall bear interest for each interest period at a rate equal to the three-month LIBOR as determined by the Calculation Agent on the interest determination date plus 0.420%. The interest determination date for an interest period shall be the second London Business Day preceding the first day of such interest period. The term “London Business Day” means any day on which dealings in U.S. dollars are transacted in the London interbank market. The interest rate on this Note shall be reset on the first day of each interest period other than the initial interest period. An interest period is the period commencing on each Floating Rate Note Interest Payment Date (or, in the case of the initial interest period, commencing on the date that this Note is issued) and ending on the day immediately preceding the next Floating Rate Note Interest Payment Date or the maturity date, as applicable. The initial interest determination date for the initial interest period shall be September 8, 2014.
On any interest determination date, the three-month LIBOR shall be equal to the rate fixed by the ICE Benchmark Administration Limited (“ICE”) for three-month U.S. dollar deposits in the London interbank market (or such other entity assuming the responsibility of ICE in calculating the LIBOR rate in the event that ICE no longer fixes such rate), as such rate appears: (i) on the Reuters Monitor Money Rates Service page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of approximately 11:00 a.m., London time, on such interest determination date.
If the three-month LIBOR does not appear on the pages or other information systems described above, the three-month LIBOR, in respect of such interest determination date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the three-month LIBOR on such interest determination date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the three-month LIBOR on such interest determination date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such interest determination date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks

A-1-2

selected by the Company are not providing quotations in the manner described by this sentence, the three-month LIBOR determined as of such interest determination date shall be the three-month LIBOR in effect prior to such interest determination date. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture dated as of September 10, 2014, between the Company and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Floating Rate Note Regular Record Date for such interest, which shall be the March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Floating Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Floating Rate Note Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.
As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.
Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
This Note is one of a duly authorized series of notes of the Company, designated Floating Rate Notes due 2019 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000) which may be

A-1-3

issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.
The Notes do not have the benefit of any sinking fund obligations.
The Notes may not be redeemed prior to maturity.
Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.
If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.
As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his

A-1-4

attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.
The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.
The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-5

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE'S COMPANIES, INC.

By:
Name:
Title:

Dated:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.
as Trustee

By:
Authorized Officer

A-1-6

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - tenants in common
TEN ENT - tenants by the entireties
JT TEN - joint tenants with right of survivorship and not as tenants in common
CUST - Custodian
U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act
Additional abbreviations may also be used though not in the above list.

A-1-7

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)
the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint
, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-1-8

PAYMENT INSTRUCTIONS
The assignee should include the following for purposes of payment:
Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                          , for the account of                                     , account number                      , or, if mailed by check, to                                         . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                                 . This information is provided by                             , the assignee named above, or                                 , as its agent.

A-1-9

EXHIBIT A-2
FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
LOWE’S COMPANIES, INC.
3.125% Notes due September 15, 2024
GLOBAL SECURITY

No.	CUSIP No. 548661 DD6
$
Original Principal Amount
Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $ on September 15, 2024, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 10, 2014, or from the most recent Fixed Rate Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 2015, at the rate of 3.125% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

A-2-1

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture dated as of September 10, 2014, between the Company and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Fixed Rate Note Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.
As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.
Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
This Note is one of a duly authorized series of notes of the Company, designated 3.125% Notes due 2024 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the

A-2-2

respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.
The Notes do not have the benefit of any sinking fund obligations.
Before the date that is three months prior to September 15, 2024, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:
(i)    100% of the principal amount of the Notes to be redeemed; or
(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on such Notes (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points;
plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
On or after the date that is three months prior to September 15, 2024, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
Notwithstanding the previous two paragraphs, installments of interest on Notes that are due and payable on Fixed Rate Note Interest Payment Dates falling on or prior to a redemption date will be payable on the Fixed Rate Note Interest Payment Date to the registered holders as of the close of business on the relevant record date.
Notice of any redemption will be transmitted at least 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate and in accordance with the procedures of DTC.
Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.
If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

A-2-3

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.
As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.
Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

A-2-4

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-5

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE'S COMPANIES, INC.

By:
Name:
Title:

Dated:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.
as Trustee

By:
Authorized Officer

A-2-6

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - tenants in common
TEN ENT - tenants by the entireties
JT TEN - joint tenants with right of survivorship and not as tenants in common
CUST - Custodian
U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act
Additional abbreviations may also be used though not in the above list.

A-2-7

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)
the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint
, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-2-8

PAYMENT INSTRUCTIONS
The assignee should include the following for purposes of payment:
Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                          , for the account of                                     , account number                      , or, if mailed by check, to                                         . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                                 . This information is provided by                             , the assignee named above, or                                 , as its agent.

A-2-9

EXHIBIT A-3
FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
LOWE’S COMPANIES, INC.
4.250% Notes due September 15, 2044
GLOBAL SECURITY

No.	CUSIP No. 548661 DE4
$
Original Principal Amount
Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $ on September 15, 2044, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from September 10, 2014, or from the most recent Fixed Rate Note Interest Payment Date on which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 in each year, commencing March 15, 2015, at the rate of 4.250% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid. If any interest payment date falls on a day that is not a Business Day, the interest payment will be postponed to the next day that is a Business Day, and no interest on that payment will accrue for the period from and after the interest payment date.

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The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Note Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture dated as of September 10, 2014, between the Company and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Fixed Rate Note Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Fixed Rate Note Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Fixed Rate Note Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.
This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.
As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.
Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
This Note is one of a duly authorized series of notes of the Company, designated 4.250% Notes due 2044 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the

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respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.
The Notes do not have the benefit of any sinking fund obligations.
Before the date that is six months prior to September 15, 2044, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:
(i)    100% of the principal amount of the Notes to be redeemed; or
(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on such Notes (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points;
plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
On or after the date that is six months prior to September 15, 2044, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
Notwithstanding the previous two paragraphs, installments of interest on Notes that are due and payable on Fixed Rate Note Interest Payment Dates falling on or prior to a redemption date will be payable on the Fixed Rate Note Interest Payment Date to the registered holders as of the close of business on the relevant record date.
Notice of any redemption will be transmitted at least 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate and in accordance with the procedures of DTC.
Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.
If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.
As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.
The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.
Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

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The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE'S COMPANIES, INC.

By:
Name:
Title:

Dated:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.
as Trustee

By:
Authorized Officer

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ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - tenants in common
TEN ENT - tenants by the entireties
JT TEN - joint tenants with right of survivorship and not as tenants in common
CUST - Custodian
U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act
Additional abbreviations may also be used though not in the above list.

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FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)
the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint
, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

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PAYMENT INSTRUCTIONS
The assignee should include the following for purposes of payment:
Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                          , for the account of                                     , account number                      , or, if mailed by check, to                                         . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                                 . This information is provided by                             , the assignee named above, or                                 , as its agent.

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